SUBSTITUTE POWER OF ATTORNEY
        Pursuant to written powers of attorney (each a "Power of Attorney") by the individuals listed below, the undersigned, Jeffrey S. McFall, has been constituted and appointed the lawful attorney-in-fact and agent of the individuals, with full power of substitution and re-substitution, to execute and file documents with the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act and Rule 144 of the Securities Act of 1933,
with respect to securities of Kimberly-Clark Corporation and with such further powers as specified in each Power of Attorney.
Individual / Date of Power of Attorney
Ehab Abou-Oaf / January 3, 2022
Sylvia M. Burwell / March 17, 2022
John W. Culver / August 13, 2020
Doug Cunningham / September 14, 2021
Andrew S. Drexler / March 1, 2019
Tamera Fenske / September 9, 2022
Zackery A. Hicks / July 11, 2022
Michael D. Hsu / November 15, 2015
Mae C. Jemison / November 11, 2015
Deeptha Khanna / August 27, 2023
Sandra R. Karrmann / October 12, 2020
Alison Lewis / July 29, 2019
Robert E. Long / March 15, 2021
S. Todd Maclin / May 2, 2019
Deirdre A. Mahlan / September 1, 2021
Sherilyn S. McCoy / September 12, 2018
Grant B. McGee / February 1, 2024
Jeffrey P. Melucci / July 19, 2017
Christa S. Quarles / June 15, 2016
Jaime A. Ramirez / September 1, 2021
Dunia A. Shive / May 1, 2019
Mark T. Smucker / September 19, 2019
Russell Torres / February 18, 2020
Nelson Urdaneta / March 29, 2022
Gonzalo Uribe / October 26, 2020
        In accordance with the authority granted under each Power of Attorney, including the power of substitution, the undersigned hereby appoints Courtney Roane as a substitute attorney-in-fact, on behalf of the individuals listed above, with the full power of substitution, to exercise and execute all of the powers granted or conferred to the undersigned in each Power of Attorney.
        For the avoidance of doubt, the foregoing appointment shall not serve as a revocation of the powers granted to the undersigned himself in each Power of Attorney.
        This Substitute Power of Attorney shall remain in full force and effect unless and until revoked by the undersigned.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 22nd day of July, 2024.



       __Jeffrey S. McFall_____
	                                                             Jeffrey S. McFall